SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):             Jun 25, 2002


Residential Asset Mortgage Products, GMACM Mortgage Loan Trust, Series 2002-GH1 (Exact name of registrant as specified in its charter)


Delaware                            333-42510     41-1955181
(State or Other Jurisdiction       (Commission  (I.R.S. Employer
of Incorporation)                  File Number) Identification No.)


8400 Normandale Lake Blvd., Ste. 600
Bloomington, MN                                                   55437
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:           (952)  857-7000


Item 5. Other Events

On Jun 25, 2002 a scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated Jun 25, 2002
The Monthly Report is filed pursuant to and in accordance with
(1) numerous no-action letters (2) current Commission policy in the area.

   A. Monthly Report Information
      See Exhibit No.1

   B. Have and deficiencies occurred?  NO.

   C. Item 1: Legal Proceedings:  NONE

   D. Item 2: Changes in Securities:   NONE

   E. Item 4: Submission of Matters to a Vote of
      Certificateholders:  NONE

   F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
      Exhibit No. 1

   1.)      Monthly Distribution Report Dated:                Jun 25, 2002


GMACM Mortgage Pass-Through Certificates
Series 2002-GH1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:   June 25, 2002

DISTRIBUTION SUMMARY


Class     Cusip       Class Type    Rate Type      Beg Bal         Rate
A-1   36185NRS1         Senior     Var-Act/360    411,395,942         2.1400
M-1   36185NRT9         Senior     Var-Act/360     16,322,000         2.5400
M-2   36185NRU6         Senior     Var-Act/360      4,664,000         3.1400
B     36185NRV4         Senior     Var-Act/360      4,663,000         3.7400
R                       Senior      Fix-30/360              0
Totals                                             437,044,942

           Prin          Int          Total        Cur Loss      End Bal
A-1       13,242,008       684,746   13,926,753              0   398,153,935
M-1                0        32,245       32,245              0    16,322,000
M-2                0        11,391       11,391              0     4,664,000
B                  0        13,564       13,564              0     4,663,000
R                  0             0            0              0             0
Totals    13,242,008       741,945    13,983,953             0   423,802,935



Class   Cumul Loss     Orig Bal     Sched Prin     Acc Prin      Prin Adj
A-1               0    440,703,000    13,242,008             0             0
M-1               0     16,322,000             0             0             0
M-2               0      4,664,000             0             0             0
B                 0      4,663,000             0             0             0
R                 0              0             0             0             0
Totals            0    466,352,000    13,242,008             0             0


Class    Net Prin      Acc Int      Unpaid Int     Def Int    Total Int Due
A-1      13,242,008        684,746             0             0       684,746
M-1               0         32,245             0             0        32,245
M-2               0         11,391             0             0        11,391
B                 0         13,564             0             0        13,564
R                 0              0             0             0             0
Totals   13,242,008        741,945            0             0       741,945


Class     NPPIS        Int Adj
A-1                0             0
M-1                0             0
M-2                0             0
B                  0             0
R                  0             0
Totals            0             0


Class   Class Type     Orig Bal      Beg Bal       End Bal
A-1       Senior      440,703,000   411,395,942   398,153,935
M-1       Senior       16,322,000    16,322,000    16,322,000
M-2       Senior        4,664,000     4,664,000     4,664,000
B         Senior        4,663,000     4,663,000     4,663,000
R                               0             0             0


AMOUNTS PER $1,000 UNIT

Class    Beg Bal         Prin          Int         End Bal
A-1         933.4993       30.0475        1.5538      903.4518
M-1        1000.0000        0.0000        1.9756     1000.0000
M-2        1000.0000        0.0000        2.4422     1000.0000
B          1000.0000        0.0000        2.9089     1000.0000
R             0.0000        0.0000        0.0000        0.0000


Pool Level Data
Dist Date                                                          6/25/2002
Cut-Off Date:                                                       3/1/2002
Determination Date:                                                 6/1/2002
Accrual Period:                                 Beg                 5/1/2002
                                                End                 6/1/2002
Number of Days in Accrual Period:                                            31


COLLATERAL  INFORMATION
Group 1
Cut-Off Date Balance                                             466,389,434

Beginning Aggregate Pool Stated Principal Balanc                 440,551,548
Ending Aggregate Pool Stated Principal Balance                   429,056,819

Beginning Aggregate Certificate Stated Principal Balance         437,044,942
Ending Aggregate Certificate Stated Principal Balance            423,802,935

Beginning Aggregate Loan Count                                         2,928
Loans Paid Off or Otherwise Removed Pursuant to PSA                       70
Ending Aggregate Loan Count                                            2,858

Beginning Weighted Average Loan Rate (WAC)                           7.3934%
Ending Weighted Average Loan Rate (WAC)                              7.3772%

Beginning Net Weighted Average Loan Rate                             6.8934%
Ending Net Weighted Average Loan Rate                                6.8772%

Weighted Average Maturity (WAM) (Months)                                 275

Servicer Advances                                                          0

Aggregate Pool Paid-in-fulls                                      10,305,910
Aggregate Pool Curtailment Principal                                 677,360
Pool Prepayment Rate                                            26.1372 CPR

Certificate Account
Beginning Balance                                              15,135,881.33
Deposit
Payments of Interest and Principal                             13,986,642.85
Liquidation Proceeds                                                    0.00
All Other Proceeds                                                      0.00
Other Amounts                                                           0.00

Total Deposits                                                 13,986,642.85

Withdrawals
Reimbursement of Servicer Advances                                         0
Payment of Master Servicer Fees                                    183563.15
Payment of Sub Servicer Fees                                               0
Payment of Other Fees                                                      0

Payment of Insurance Premium(s)                                            0
Payment of Personal Mortgage Insurance                                     0
Other Permitted Withdrawal per the Pooling and Service Agreeme             0
Payment of Principal and Interest                                13983953.14

Total Withdrawals                                                14167516.29

Ending Balance                                                   14955007.89

Prepayment Compensation
Total Gross Prepayment Interest Shortfall                                  0
Compensation for Gross PPIS from Servicing Fees                            0
Other Gross PPIS Compensation                                              0

Total Net PPIS (Non-Supported PPIS)                                        0

Master Servicing Fees Paid                                           183,563
Sub Servicing Fees Paid                                                    0
Insurance Premium(s) Paid                                                  0
Personal Mortgage Insurance Fees Paid                                      0
Other Fees Paid                                                            0

Total Fees                                                           183,563


DELINQUENCY  INFORMATION
Group 1


Delinquency             30-59         60-89          90+          Total
Scheduled Bal           12,695,528     4,562,764       250,804    17,509,095
% of Total Pool            2.9589%       1.0634%       0.0585%       4.0808%
Number of Loans                 91            39             1           131
% of Total Loans           3.1840%       1.3646%       0.0350%       4.5836%

Foreclosure
Scheduled Bal                    0             0             0             0
% of Total Pool            0.0000%       0.0000%       0.0000%       0.0000%
Number of Loans                  0             0             0             0
% of Total Loans           0.0000%       0.0000%       0.0000%       0.0000%

Bankruptcy
Scheduled Bal                    0             0             0             0
% of Total Pool            0.0000%       0.0000%       0.0000%       0.0000%
Number of Loans                  0             0             0             0
% of Total Loans           0.0000%       0.0000%       0.0000%       0.0000%

REO
Scheduled Bal                    0             0             0             0
% of Total Pool            0.0000%       0.0000%       0.0000%       0.0000%
Number of Loans                  0             0             0             0
% of Total Loans           0.0000%       0.0000%       0.0000%       0.0000%

Book Value of all REO Loans                                                0
Percentage of Total Pool Balance                                     0.0000%

Current Realized Losses                                                    0
Additional Gains (Recoveries)/Losses                                       0
Total Realized Losses                                                      0


Credit Support                                     Original      Current
Class A                                            466,352,000   423,802,935
Class A Percentage                                   100.0000%     100.0000%

Target Overcollaterlization Amount                                 6,995,281
Ending OverCollateralization Amount                                5,253,885
OverCollateralization Defiency Amount                              3,488,675
OverCollateralization Release Amount                                       0

CASHFLOW ADJUSTMENTS
OTHER PRINCIPAL                                                     2,689.71


        SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GMACM Mortgage Pass-Through Certificates
Series 2002-GH1


                        By: /s/ Keith Richardson
                        Name:  Keith Richardson
                        Title:  Vice President
                        Bank One, NA